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                                                                    EXHIBIT 10.4
                    ADVANCES, SECURITY AND DEPOSIT AGREEMENT

                                January 21, 1999

         This Advances, Security and Deposit Agreement ("Agreement") is made as of the above date and is between the Federal Home Loan Bank of Seattle, including its successors ("Seattle Bank"), and Bank of Southern Oregon, including its successor ("Customer"). Except as to Customers which have not signed prior Agreements, it renews, amends and restates prior contracts between the parties or their predecessors entitled "Advances Agreement, Pledge Agreement and Security Agreement" and "Deposit Account Resolution."

                                    Recitals
                                    --------

A. The Seattle Bank is authorized by the Federal Home Loan Bank Act, as amended, and related regulations and directives ("Act"), and by the Seattle Bank's own policies, to make loans to the Customer ("Advances"). The Seattle Bank is also authorized to provided demand and time deposit accounts to the Customer ("Accounts") and to perform additional services, all of which may create obligations from the Customer to the Seattle Bank ("Other Obligations"). Other Obligations may include, without limitation, debts by reason of interest rate swap agreements, letters of credit, overdrafts, settlements, and wire transfers.

B. This Agreement, and related polices which are, from time to time, sent by the Seattle Bank to its Customers, specifies the terms and conditions under which the Seattle Bank may make Advances available to the Customer; open and use Accounts; and collateralize such Advances and Other Obligations.

                                   Agreements
                                   ----------

1. Prior to or at the time of the execution and delivery of this Agreement, the Customer has provided the Seattle Bank with a certified copy of a resolution adopted by the Customer's Board of Directors or other governing body ("Resolution") approving this Agreement and authorizing designated officers or employees of the Customer to obtain Advances, open and use Accounts, and incur Other Obligations. The Seattle Bank may rely upon, and the Customer is estopped from denying, the authority of the persons designated in the Resolution.

2. The Customer may request Advances from the Seattle Bank by applying to the Seattle Bank in such form as it shall require.

3. Each Advance shall be evidenced by a promissory note ("Note") or by another confirming document as required by the Seattle Bank. The applicable terms and conditions of this Agreement are incorporated therein as well as in other agreements, if any, that relate to Other Obligations.

4. On the first day of each month or at such other times that payments of principal and/or interest are due, the Customer agrees to pay, or to authorize a charge to the Customer's Account for the principal and/or interest that is due on each outstanding Advance, Note or Other Obligation. Interest shall be charged at the rate set forth in the Note or other instrument evidencing the Indebtedness. Delinquent principal and/or interest may bear interest, at the option of the Seattle Bank, equal to the Seattle Bank's then-current Flexible Balance advance rate.

5. As collateral ("Security") for the payment of all Advances, Notes or Other Obligations (collectively, "Indebtedness") of the Customer to the Seattle Bank, the Customer hereby assigns, pledges and grants security interests to the Seattle Bank ("Security Interest") in the following:
         (a) its stock in the Seattle Bank (which cannot be pledged to another entity); (b) its funds on deposit with the Seattle Bank; (c) its notes or other instruments representing obligations of third parties, including the proceeds thereof; and any related


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         mortgages or deeds of trust ("Mortgages") securing any of them and/or any securities representing an interest in such Mortgages; (d) securities issued, insured or guaranteed by the United States government or by any agency thereof; (e) other real estate-related collateral; and (f) its instruments, accounts, general intangibles, inventory, equipment and other property in which a security interest can be granted by the Customer to the Seattle Bank. Upon the withdrawal from membership in the Seattle Bank, and as the final part of the plan of liquidation of the Customer's Indebtedness to the Seattle Bank, the stock of such Customer may be redeemed and credited upon the indebtedness of the Customer, in whole or in part, for an amount equal to the par value of the stock which would otherwise be paid to the Customer by the Seattle Bank.

6. The Customer agrees that it holds the Security for the benefit of, and subject to the direction and control of, the Seattle Bank; including limitation, the following; (a) Security and Security Interests shall include and extend to after-acquired Security; (b) the Customer may use, commingle or dispose of all or part of the Security or proceeds thereof if, at all times, it owns and maintains Security of the types and kinds specified by the Act and as required to meet the requirements thereof, free and clear of pledges, liens, or other encumbrances of third parties, in such amount of the outstanding indebtedness as may be specified by the Seattle Bank from time to time; (c) at its expense and as soon as possible upon demand by the Seattle Bank, the Customer will assemble, segregate and/or deliver such portions of the Security as are directed by the Seattle Bank at or to a location designated by it; will allow the Seattle Bank to participate in such assembly, segregation or delivery and to verify or audit such Security, including, without limitations, access to the Customer's premises and record for such purposes; and will protect and promptly disclose to the Seattle Bank any material change in value of the Security so assembled, segregated or delivered; (d) the Customer promptly will make, execute and deliver to the Seattle Bank such assignments, listings, powers or other documents as the Seattle Bank may reasonably request concerning the Security; (e) at it expense, the Customer promptly will provide to the Seattle Bank such reports, audits and confirmations regarding the Security as the Seattle Bank may reasonably request; and (f) the Customer shall pay to the Seattle Bank any reasonable fees associated with the processing, control, and maintenance of such Security.

7. Upon the occurrence of any one or more of the following events ("Default"), the Seattle Bank may, without notice, declare and thereby cause all Indebtedness of the Customer to be due and payable immediately; (a) failure of the Customer to make any payments due on any Indebtedness, or breach of or failure to perform any other duty as provided herein or in any other agreement to which the Customer and the Seattle Bank are parties; (b) any taking over of the Customer or any of its assets by a supervising agency, or an application for or the appointment of a conservator, receiver, trustee or liquidator for it or any of its assets; (c) an adjudication of the Customer's bankruptcy or insolvency; (d) an assignment by the Customer for the benefit of creditors, a general transfer of its assets for any purpose or any other form of liquidation, merger, sale of assets or dissolution of or by the Customer; (e) existence of facts indicating a representation, statement or warranty made or furnished to the Seattle Bank by or on behalf of the Customer in connection with all or part of any Indebtedness or other transaction was or is false in any material respect; (f) damage, loss, sale or encumbrance of any of the Security except as permitted by the Agreement; (g) any levy, seizure, garnishment (as the debtor), execution, attachment or other process issued against the Customer; (h) any event which results in acceleration of the maturity of any debt of the Customer to others; (i) good faith determination by the Seattle Bank that the Customer's ability to repay any Indebtedness has become impaired or that a material adverse change has occurred in the financial condition of the Customer from that disclosed to the Seattle Bank at the time of creation of any Indebtedness or subsequently; (j) termination of the Customer's membership in the Seattle Bank; or (k) good faith determination by the Seattle Bank that there is a reasonable possibility that the Indebtedness would not be paid in full from the proceeds of a liquidation of the Security if the Seattle Bank did not declare a Default.

8. At any time after Default, the Customer may not substitute Security without permission of the Seattle Bank, and the Seattle Bank shall have all of the rights and remedies of a secured party under the Act, the Uniform Commercial Code of the State of Washington and/or as otherwise provided by law, by this Agreement or by any other agreement between the parties ("Default Rights") including, without limitation, the Seattle Bank's


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         right to take immediate possession of any or all Security wherever located and to dispose of the Security in accordance with applicable law. If any notice of disposition of Security is required by law, such notification shall be deemed reasonable and properly given if mailed, postage prepaid, at least five calendar days before such disposition to the last address of the Customer then appearing on the records of the Seattle Bank. The proceeds of any disposition of Security shall be applied in the following order to payment of: (a) all reasonable expenses incurred by or on behalf of the Seattle Bank for the collection, care, safekeeping, sale, foreclosure, delivery or other disposition of Security including, without limitations, insurance, commissions, guarantees, security valuation fees, expenses, costs and reasonable attorneys' fees incurred in connection therewith; (b) interest on all Indebtedness, whether due or accrued; (c) the principal amount of all Indebtedness; (d) any secondarily secured debt of the Customer to any third party who proves its subordinate security interest in the Security to the reasonable satisfaction of the Seattle Bank; and (e) any remainder to the Customer. If there is a deficiency, the Customer shall be liable to the Seattle Bank therefor. No delay by the Seattle Bank in the exercise of its Default Rights shall operate as a waiver, and a wavier of any specific Default Right shall not constitute a waiver of any other Default Right not specifically waived. The Customer hereby irrevocably appoints the Seattle Bank and/or its designee as its true and lawful attorney in fact to deal in any manner with the Security in the event of a Default.

9. The Customer may open Accounts with the Seattle Bank subject to the Regulations of the Seattle Bank. Any Customer's funds deposited in Accounts shall be subject to withdrawal or charge at any time and from time to time upon wire transfers or any other orders for the payment of money when made and drawn on behalf of the Customer by a person or persons authorized by the Customer. The Seattle Bank is authorized to pay any such wire transfers or other orders, provided they are in the form prescribed by it, and to charge the Customer's Accounts therefor, without inquiry as to the circumstances of issue or the disposition of the proceeds, even if drawn to the individual order of any authorized person or payable to others for his account.

10. The Seattle Bank, if it acts in good faith and with ordinary care (and without liability if it does so act), can charge the Accounts with orders received by the Seattle Bank from any person acting for or purporting to act for the Customer by telephone, or otherwise orally, for the transfer of funds to others, including the person giving such instructions or payable to others for his account, or between Accounts of the Customer. All authorized Seattle Bank charges and fees will be charged monthly to such Accounts.

11. The Customer shall maintain a net positive collected balance in all of its Accounts. The Seattle Bank shall have the option of closing or restricting the use of Accounts in which positive balances are not maintained. For each day the aggregate collected balance of an Account is negative, the Customer shall pay such charges as are consistent with the Seattle Bank's published schedules.

12. The Customer agrees to provide to the Seattle Bank, with five days after a request, its business plans and other financial data. In connection with, and as an extension of, any other informational rights of the Seattle Bank relating to examination of the Customer by a supervising agency and reports relating thereto, the Customer agrees that all Security shall always be subject to audit and verification, at the Customer's expense, by or on behalf of the Seattle Bank and that the Seattle Bank shall have access to the Customer's premises and records for that purpose.

13. If the services of an attorney, either with or without suit, are engaged by the Seattle Bank in connection with any Default or any dispute relating to this Agreement, the Customer agrees to pay the Seattle Bank's reasonable attorneys' fees, expenses and cost incurred in connection therewith.

14. This Agreement shall be construed and enforced according to the laws of the State of Washington and the Act. I f any provision hereof is inconsistent with the Act, this Agreement shall be deemed amended to the end that such provision is not in conflict with the Act. In the event any such provision cannot be so amended and is found to be contrary to law, the balance of this Agreement shall remain in full force and effect if so elected by the Seattle Bank.


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15.      This Agreement shall continue until terminated by written notice from one party to the other, provided that this Agreement shall remain applicable to all then outstanding Indebtedness and duties of the Customer and to the documents relating thereto.

  Bank of Southern Oregon
         (Name of Customer)

By    John L. Anhorn                     President & CEO
   -----------------------------------------------------
         (Name)                             (Title)

/s/ John L. Anhorn
         (Signature)

Its President & CEO                             Date: February 1, 1999
   ---------------------------------------------     -----------------
         (Title)
and

By Richard Hieb                              EVP & COO
  ----------------------------------------------------
         (Name)                             (Title)

/s/ Richard Hieb
         (Signature)

Its EVP & COO                                      Date: February 1, 1999
   ------------------------------------------------     -----------------
         (Title)



FEDERAL HOME LOAN BANK OF SEATTLE


By
  ---------------------------------------------------------------------
         (Name)                             (Title)


-----------------------------------------------------------------------
         (Signature)


Its                                         Date:                   , 199
   ----------------------------------------      -------------------     --


Form 1991-3
(Rev. 10/98)
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                        FEDERAL HOME LOAN BANK OF SEATTLE
                            Seattle, Washington 98101

                            PROMISSORY NOTE NO. 78146
                               Amortizing Advance
For purpose of this promissory note the:

Issue Date shall be:                August 28, 1998
Maturity Date shall be:             August 28, 2008
Principal Sum shall be:             SIX MILLION AND NO/100 DOLLARS ($6,000,000.00)
Interest Rate shall be:             FIVE AND EIGHTY TWO HUNDREDTHS PER CENTUM PER ANNUM (5.82000%)
                                    calculated on the actual number of days in the year

For value received and in monthly installments, the undersigned maker ("Customer") promises to pay to the order of the FEDERAL HOME LOAN BANK OF SEATTLE ("Bank") the Principal Sum, with interest payable from the Issue Date at the Interest Rate on the unpaid principal. The amount of each monthly installment of principal is determined by dividing the Principal Sum by the number of calendar months between the Issue Date and Maturity Date set forth above. Installments of principal and interest are payable at the Bank's office on the first day of each month that is a business day for the Bank. If the Issue Date and Maturity Date are other than the first day of a month, one otherwise full installment of principal and interest will be prorated and payable in two portions between and for (i) the first partial month (the day following the Issue Date to the first day of the following month) and (ii) the last partial month (the first day of that month through the Maturity Date). The final interest and principal payments are payable on the last day this Note is outstanding.

This Note is governed by and is subject to the agreements, terms and conditions contained in an instrument entitled "Advances, Security and Deposit Agreement" between the Customer and the Bank, the provisions of which are incorporated herein by reference. Advances are to provide funds which support residential housing finance. Any Savings Association which does not meet qualified thrift lender requirements is to notify the bank of its ineligibility.

This Note may be prepaid in full. The Bank will charge a prepayment fee equal to the present value, at the time of such prepayment ("Prepayment Date"), of the difference between (a) the interest that would have been payable on the amount prepaid at the Interest Rate provided herein from the Prepayment Date to the Maturity Date and (b) the interest that would have been chargeable on a similar amortizing advance equal to the amount prepaid at a rate ("CO Rate") quoted by the Bank on the Prepayment Date for Federal Home Loan Bank Consolidated Obligations with a similar amortization schedule and remaining term to maturity. Said present value shall be computed using such CO Rate as the discount rate, compounded monthly. At no time will the prepayment fee for this Note by less than zero.

IN WITNESS WHEREOF, the Customer, by authority of its Board of Directors or other governing body, confirms its application for the Advance evidenced hereby and has caused this Note to be executed and delivered by its duly designated and authorized Officers.

                   Bank of Southern Oregon, Medford, OR 13650
                                   (Customer)

By: /s/ John L. Anhorn                       ,   its Chief Executive Officer & President
    -----------------------------------------        -----------------------------------
    (Signature)                (Title)

         John L. Anhorn
    (Typed Name)

By: /s/ Richard Hieb                           , its Executive Vice President & Chief Operating Officer
    -------------------------------------------      --------------------------------------------------


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    (Signature)                         (Title)


          Richard Hieb
    ---------------------------------------------------
    (Typed Name)